SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 July 29, 1998


                  Farmer Mac Mortgage Securities Corporation
            (Exact Name of Registrant as Specified in its Charter)


     Delaware                      333-26073            52-1779791
(State or Other Jurisdiction       (Commission         (I.R.S. Employer
   of Incorporation)               File Number)       Identification No.)


        919 18th Street, N.W.                            20006
          Washington, D.C.                             (Zip Code)
        (Address of Principal
          Executive Offices)

    Registrant's telephone number, including area code (202) 872-7700

                                    No Change
         (Former Name or Former Address, if Changed Since Last Report)



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      Item 5.       Other Events

      A. The Registrant registered issuances of Guaranteed Agricultural Mortgage-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-26073)(the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $28,881,190 in aggregate principal amount of its Guaranteed Agricultural /Mortgage-Backed Securities, Series 7/29/98 (the "Certificates") on July 29, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking, in connection with the Prospectus dated May 22, 1997 and the Prospectus Supplement dated July 24, 1998, to file a copy of the Issue
Supplement, attached hereto as Exhibit 4.3.10, and a copy of the Terms Agreement, attached hereto as Exhibit 1.1.9. In addition, the Registrant is filing, as Exhibit 23.3.9 attached hereto, a consent by KPMG Peat Marwick LLP to the use of their report incorporated into the Registration Statement by reference and to the reference to KPMG Peat Marwick LLP as experts on page S-3 of the Prospectus Supplement.

      The Certificates were issued pursuant to a Trust Agreement (filed as Exhibit 4.3 to the Registration Statement), dated as of June 1, 1996 among Farmer Mac Mortgage Securities Corporation, as Depositor, Federal Agricultural Mortgage Corporation, as Guarantor, and First Trust National Association, N.A., as Trustee, as supplemented by an Issue Supplement, among Farmer Mac Mortgage Securities Corporation, as Depositor, Federal Agricultural Mortgage Corporation, as Guarantor, and U.S. Bank Trust National Association, N.A., as successor to First Trust National Association, N.A., as Trustee, dated as of July 1, 1998.


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      Item 7.  Financial  Statements;  Pro Forma  Financial  Information  and
Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

                  1.1.9. Terms Agreement, dated as of July 24, 1998, among Farmer Mac Mortgage Securities Corporation, Federal Agricultural Mortgage Corporation and Bear, Stearns & Co., Inc.

                  4.3.10. Issue Supplement, dated as of July 1, 1998, among Farmer Mac Mortgage Securities Corporation, as Depositor, Federal Agricultural Mortgage Corporation, as Guarantor, and U.S. Bank Trust National Association, N.A., as Trustee.

                  23.3.9.     Consent of KPMG Peat Marwick LLP.




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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                        CORPORATION



                                    By:     /s/ Christopher Dunn
                                    Name:   Christopher Dunn
                                    Title:  Vice President




Dated:      July 29, 1998
























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                                  EXHIBIT INDEX

Exhibit No.                   Description                           Page No.

1.1.9.                        Terms Agreement.

4.3.10.                       Issue Supplement.

23.3.9.                       Consent of KPMG Peat Marwick LLP